UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 4, 2026

 IEH Corporation

(Exact Name of Registrant as Specified in Charter)

New York	0-5278	13-5549348
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 58th Street, Suite 8E

Brooklyn, NY 11220

(Address of Principal Executive Offices, and Zip Code)

(718) 492-4440

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	IEHC	OTCQX Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On August 4, 2026, IEH Corporation (“IEH” or the “Company”) discovered that it sustained a cybersecurity incident whereby a threat actor using an alias gained unauthorized access to the Microsoft 365 mailbox of an employee of the Company. As soon as the incident was observed, the Company took action to contain the unauthorized access.

An investigation determined the compromise originated from a phishing attack in which a malicious actor impersonated a prospective business contact and delivered a hyperlink disguised as a Microsoft document-sharing link. The user accessed the link and entered Microsoft 365 credentials into a fraudulent login page, resulting in unauthorized account access.

The threat actor gained access to mailbox contents, including email messages, attachments, customer communications, purchase orders, engineering-related documentation, and potentially export-controlled technical information. No evidence currently exists that unauthorized emails were transmitted from the account or that data was successfully exfiltrated. However, sensitive information was accessible to the unauthorized party during the compromise period.

The account was secured, malicious mailbox rules were disabled, evidence was preserved, and corrective actions are underway.

Following containment and investigation activities, the Company initiated a review of account security controls and authentication protections applicable to Microsoft 365 services. The Company has already taken and completed a series of corrective actions to contain any impact of the unauthorized access.

However, at this time, the Company has no evidence that information was transmitted externally, downloaded or infiltrated. The Company only knows that the information was accessible to the unauthorized actor during the compromise period.

The Company is continuing to review the impacted communications and will provide, if necessary, any required notifications to affected parties and applicable regulatory agencies.

As of the date of this filing on Form 8-K, the Company believes that the incident will not have a material adverse effect on its business operations. The Company is continuing to investigate the incident.

Cautionary Statement Regarding Forward Looking Statements

Certain of the statements included in this Report constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon the Company and its subsidiaries. The Company’s actual results may differ, possibly materially, from expectations or estimates reflected in such forward-looking statements. Certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements can be found in the “Risk Factors” and “Forward-Looking Statements” sections included in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. The Company does not undertake to update any particular forward-looking statement included in this document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IEH Corporation

By: /s/Subrata Purkayastha
Name: Subrata Purkayastha
Title: Chief Financial Officer
Date: August 6, 2026

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